UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

September 25, 2006
(Date of Report (Date of earliest event reported))

LONGVIEW FIBRE COMPANY
(Exact name of Registrant as specified in its charter)

Washington (State or other jurisdiction of incorporation)	001-10061 (Commission File Number)	91-0298760 (I.R.S. Employer Identification No.)

300 Fibre Way, Longview Washington 98632
(Address of principal executive offices) (Zip Code)

(360) 425-1550
(Registrant's telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On September 25, 2006 Longview Fibre Company (the "Company") issued a press release announcing the resignation of Lisa J. McLaughlin, effective on that date, as the Company's Senior Vice President-Finance, Secretary and Treasurer.

The Company also announced that effective September 25, 2006, the Board of Directors of the Company appointed Steven J. Buhaly as Senior Vice President and Chief Financial Officer. Mr. Buhaly, 49, was most recently a member of the senior management team at Planar Systems, Inc., which he joined as a business unit vice president in 1999, serving as Chief Financial Officer from 2000-2005, with the additional title of Chief Operating Officer from 2004-2005.

A copy of the press release is included as Exhibit 99.1 to this Current Report on Form 8-K and incorporated by reference herein.

As previously announced, the Company is exploring a broad range of strategic alternatives to further enhance shareholder value.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit
Number  Description

99.1  Press Release issued by Longview Fibre Company on September 25, 2006

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LONGVIEW FIBRE COMPANY

                                                                      By:  R.H. Wollenberg
                                                         Name: R.H. Wollenberg
                                    Title: Chief Executive Officer and
                                     Chairman of the Board

Dated: September 26, 2006

EXHIBIT INDEX

Exhibit Number  Description

99.1    Press release issued by Longview Fibre Company on September 25, 2006